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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                      Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)          October 24, 1996
                                                      -------------------------


                                SEACOR HOLDING, INC.
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              (Exact name of registrant as specified in its character)


                Delaware                                   0-2094
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  (State or other jurisdiction of incorporation)         (Commission
                                                          File No.)

               13-3542736
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   (I.R.S. Employer Identification No.)



                                 11200 Westheimer
                                    Suite 850
                               Houston, Texas 77042
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Registrant's telephone number, including area code: (713) 783-5990
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                                    Page 1 or 6
                          (Exhibit Index appears on Page 5)


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Item 5.   Other Events.

     On October 24, 1996 SEACOR Holdings, Inc. commenced a private offering of $150.0 million principal amount of its convertible subordinated notes due November 15, 2006, subject to the initial purchasers' over-allotment option to purchase an additional $22.5 million principal amount of the notes. The offering is being made to qualified institutional buyers and to a limited number of institutional accredited investors in offshore transactions exempt from registration under U.S. federal securities laws.

The Company intends to use the net proceeds from the sale of the notes to fund its capital expansion program, including the construction of new vessels, and for general corporate purposes, including acquisitions.

On October 14, 1996, the Company announced that it entered into a letter of intent with respect to the acquisition of the offshore vessel assets and joint venture interests owned by SMIT Internationale N.V. and its affiliates with the purchase price consisting of cash, SEACOR common stock and convertible notes. The SMIT acquisition and convertible notes offering are independent transactions and consummation of one is not conditioned upon consummation of the other.


                                    2 of 6

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Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits.

     (c)  Exhibits

          Press release dated October 24, 1996.

                                   3 of 6

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  SEACOR HOLDINGS, INC.



October 24, 1996.                 By: /s/ Charles Fabrikant
                                     --------------------------------------
                                  Name: Charles Fabrikant
                                  Title: Chairman of the Board, President
                                          and Chief Executive Officer

























                                     4 of 6

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                                         EXHIBITS

EXHIBIT NO.                            EXHIBIT

99.0     Press release dated October 24, 1996.























                                     5 of 6

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PRIVILEGED & CONFIDENTIAL                                   DRAFT II: 10/23/96
ATTORNEYS' WORK PRODUCT
-------------------------

                                                                 PRESS RELEASE


HOUSTON, TX
October 24, 1996

FOR IMMEDIATE RELEASE - SEACOR Holdings, Inc. (NYSE: CKH) announced today that it has commenced a private offering of its $150.0 million principal amount of convertible subordinated notes due November 15, 2006, subject to the initial purchasers' over-allotment option to purchase an additional $22.5 million principal amount of the notes. The offering is being made to qualified institutional buyers and a limited number of institutional accredited investors and in offshore transactions exempt from registration under U.S. federal securities laws.

The Company intends to use the net proceeds from the sale of the notes to fund its capital expansion program, including the construction of new vessels, and for general corporate purposes, including acquisitions.

On October 14, 1996, the Company announced that it entered into a letter of intent with respect to the acquisition of the offshore vessel assets and joint venture interests owned by SMIT Internationale N.V. and its affiliates with the purchase price consisting of cash, SEACOR common stock and convertible notes. The SMIT acquisition and the offering of convertible notes are independent transactions and consummation of one is not conditioned upon consummation of the other.

The securities offered will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

For additional information, contact Randall Blank, Executive Vice President, Chief Financial Officer and Secretary of the Company at 212-307-6633.